Federated MDT Balanced Fund
      Class A Shares
      Class C Shares
      Class K Shares
      Institutional Shares

A Portfolio of Federated MDT Series
------------------------------------------------------------------------------

Supplement to current Prospectuses dated December 11, 2006.

Under the section entitled "Portfolio Management Information", please delete the first paragraph and the biographies of Dr. David M. Goldsmith and John F. Sherman and replace them with the following:


Dr. David M. Goldsmith, John F. Sherman, Joseph M. Balestrino and
Christopher J. Smith (the "Portfolio Managers") are responsible for the day-to-day management of the Fund. The Fund is the successor to the MDT Balanced Fund ("Predecessor Fund") pursuant to a reorganization that was completed on December 8, 2006. Prior to that date the Fund had no investment operations.

Dr. David M. Goldsmith
David M. Goldsmith, Ph.D., Chief Investment Officer, has been the Fund's Portfolio Manager for the equity portion of the Fund since December 11, 2006, and prior thereto was the Portfolio Manager of the Predecessor Fund since its inception in October 2002. Dr. Goldsmith joined MDT Advisers (the predecessor to the Adviser) in 1990. He was responsible for the initial development and launch of the Optimum Q Process which drives the Federated MDT equity strategies. Dr. Goldsmith currently leads the Federated MDTA LLC Investment Team which is responsible for the ongoing development and implementation of the Optimum Q Process. He received an A.B., Summa Cum Laude, in Economics from Princeton University, where he won the Wolf Balleison Memorial Prize for the outstanding senior thesis in economics. Dr. Goldsmith also received a Ph.D. in Economics with a concentration in Finance from Harvard University.

John F. Sherman
John. F. Sherman, C.F.A., has been the Fund's Portfolio Manager responsible for asset allocation (including the selection of any exchange-traded funds and derivatives used in the asset allocation process) and the selection of REIT securities for the Fund since December 11, 2006, and prior thereto was the Portfolio Manager of the Predecessor Fund, where he was also responsible for asset allocation and the selection of REITs, since its inception in October 2002. Mr. Sherman joined MDT Advisers (the predecessor to the Adviser) in 2000. He has over 15 years of experience analyzing financial markets. Prior to joining the Adviser, Mr. Sherman served as a Vice President and Senior Analyst for Citizens Financial Group from 1999 to 2000 and as a Senior Analyst for the FDIC from 1991 - 1999. He is a member of the CFA Institute and the Boston Security Analysts Society. He holds a designation as a Chartered Financial Analyst. He received a B.S.B.A. from North Adams State College, and an M.B.A. from Boston University Graduate School of Management.


                                                      March 16, 2007



Federated Securities Corp., Distributor

Cusip 31421R841
Cusip 31421R833
Cusip 31421R825
Cusip 31421R692
36389  (3/07)



------------------------------------------------------------------------------
FEDERATED MDT MID CAP GROWTH FUND
------------------------------------------------------------------------------

A Portfolio of Federated MDT Series

Class A Shares
Class C Shares
Institutional Shares


Supplement to the Prospectuses dated December 11, 2006

Under the heading "Account and Share Information" and the sub-heading "Dividend and Capital Gains" please delete the current language and replace it with the following:


"The Fund declares and pays any dividends annually to shareholders. Dividends are paid to all shareholders invested in the Fund on the record date. The record date is the date on which a shareholder must officially own Shares in order to earn a dividend.

In addition, the Fund pays any capital gains at least annually. Your dividends and capital gains distributions will be automatically reinvested in additional Shares without a sales charge, unless you elect cash payments. Dividends may also be reinvested without sales charges in shares of any class of any other Federated fund of which you are already a shareholder.

If you have elected to receive dividends and/or capital gain distributions in cash, and your check is returned by the postal or other delivery service as "undeliverable," or you do not respond to mailings from Federated with regard to uncashed distribution checks, your distribution option will automatically be converted to having all dividends and capital gains reinvested in additional shares. No interest will accrue on amounts represented by uncashed distribution checks.

If you purchase Shares just before the record date for a dividend or capital gain distribution, you will pay the full price for the Shares and then receive a portion of the price back in the form of a taxable distribution, whether or not you reinvest the distribution in Shares. Therefore, you should consider the tax implications of purchasing Shares shortly before the record date for a dividend or capital gain. Contact your financial intermediary or the Fund for information concerning when dividends and capital gains will be paid."






                                                                March 16, 2007
Cusip 31421R 87 4
Cusip 31421R 86 6
Cusip 31421R 85 8


36390 (3/07)